SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 17, 1999.
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                        Oakwood Mortgage Investors, Inc.
                        --------------------------------
               (Exact name of registrant as specified in charter)



                Nevada                333-72621                   88-0396566
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    (State or other jurisdiction     (Commission                (IRS Employer
          of incorporation)          File Number)            Identification No.)


         101 Convention Center Drive, Suite 850, Las Vegas, Nevada 89109
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (702) 949-0056
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================================================================================
         (Former name or former address, if changed since last report.)


Item 5.           Other Events.

        On or about November 19, 1999, the Registrant expects to enter into an underwriting agreement with Credit Suisse First Boston Corporation and Banc of
America Securities LLC (the "Underwriters"), pursuant to which the Underwriters will agree to purchase and offer for sale to the public, $268,118,000 aggregate initial principal amount of the Registrant's Senior/Subordinated Pass-Through
Certificates, Series 1999-E, Class A-1, Class M-1, Class M-2 and Class B-1 (the
"Offered Securities"). The Offered Securities will be registered for sale under the Registrant's effective shelf Registration Statement on Form S-3 (333-72621), and will be offered pursuant to a Prospectus, dated November 18, 1999, and a related Prospectus Supplement, dated November 18, 1999, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended and Rule 424 thereunder.

        In connection with the offering of the Offered Securities, the Underwriters have prepared and disseminated to potential purchasers certain
"Series Term Sheets," "Computational Materials," and/or "Structural Terms
Sheet(s)" as such terms are defined in the No-Action response letter to Greenwood Trust Company, Discover Card Master Trust I (publicly available April
5, 1996), in the No-Action response letter to Kidder, Peabody & Co.,
Incorporated and certain affiliates thereof (publicly available May 20, 1994) and in the No-Action Letter response letter to Cleary, Gottlieb, Steen &
Hamilton on behalf of the Public Securities Association (publicly available
February 17, 1995), respectively. In accordance with such No-Action letters, the Registrant is filing herewith such Series Term Sheets, Computational Materials, and/or Structural Terms Sheets as Exhibit 99.1.

        In addition, the Registrant is filing Exhibits 5.1, 8.1 and 23.1 listed in Item 7(c) below in connection with the proposed issuance of the Offered
Securities.

Item 7.       Financial Statements, Pro Forma Financial Statements and Exhibits.

         (c)  Exhibits.

   5.1     Legality Opinion of Messrs. Hunton & Williams

   8.1     Tax Opinion of Messrs. Hunton & Williams (included in Exhibit 5.1)

  23.1     Consent of Messrs. Hunton & Williams (included in Exhibit 5.1)

  99.1     Copy of "Series Term Sheets," "Computational Materials," and/or
           "Structural Terms Sheets" as provided by the Underwriters.

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

                                   Signatures


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




November 18, 1999                             OAKWOOD MORTGAGE INVESTORS, INC.



                                              By: /s/ Dennis W. Hazelrigg
                                                 -----------------------
                                              Name:  Dennis W. Hazelrigg
                                              Title: President

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                                INDEX TO EXHIBITS
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
                                                                                                               Page
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5.1      Legality Opinion of Messrs. Hunton & Williams..........................................[Electronic Format]

8.1      Tax Opinion of Messrs. Hunton & Williams
         (included in Exhibit 5.1) .............................................................[Electronic Format]

23.1     Consent of Messrs. Hunton & Williams
         (included in Exhibit 5.1)..............................................................[Electronic Format]

99.1     Copy of "Series Term Sheets," "Computational
         Materials," and/or "Structural Terms Sheets"
         as provided by the Underwriters........................................................[Electronic Format]


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